Exhibit 99.7

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined financial information and related footnotes (the “Pro Forma Financial Statements”) have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, which is herein referred to as Article 11. The Pro Forma Financial Statements of Civitas Resources, Inc., a Delaware corporation (“Civitas” or the “Company”) present the combination of the financial information and the pro forma effect with respect to the following transactions (collectively, the “Transactions”), further details of which are included within the footnotes to the Pro Forma Financial Statements.

On June 19, 2023, the Company entered into a membership interest purchase agreement (the “Hibernia Acquisition Agreement”) with Hibernia Energy III Holdings, LLC and Hibernia Energy III-B Holdings, LLC, pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Hibernia Energy III, LLC (“HE3”) and Hibernia Energy III-B, LLC (“HE3-B” and, together with HE3, “Hibernia”).

On August 2, 2023 (the “Closing Date”), the Company completed the transactions contemplated by the Hibernia Acquisition Agreement (the “Hibernia Acquisition”) for aggregate consideration of $2.25 billion in cash, subject to certain customary purchase price adjustments set forth in the Hibernia Acquisition Agreement.

On June 19, 2023, the Company entered into a membership interest purchase agreement (as amended from time to time, the “Tap Rock Acquisition Agreement”) with Tap Rock Resources Legacy, LLC, a Delaware limited liability company (“Tap Rock I Legacy”), Tap Rock Resources Intermediate, LLC, a Delaware limited liability company (“Tap Rock I Intermediate” and, together with Tap Rock I Legacy, the “Tap Rock I Sellers”), Tap Rock Resources II Legacy, LLC, a Delaware limited liability company (“Tap Rock II Legacy”), Tap Rock Resources II Intermediate, LLC, a Delaware limited liability company (“Tap Rock II Intermediate” and, together with Tap Rock II Legacy, the “Tap Rock II Sellers”), Tap Rock NM10 Legacy Holdings, LLC, a Delaware limited liability company (“NM10 Legacy”), and Tap Rock NM10 Holdings Intermediate, LLC, a Delaware limited liability company (“NM10 Intermediate” and together with NM10 Legacy, the “NM10 Sellers”, and the NM10 Sellers, together with the Tap Rock I Sellers and Tap Rock II Sellers, the “Tap Rock Sellers”), solely in its capacity as “Sellers’ Representative” (as defined therein), Tap Rock I Legacy, and solely for the limited purposes set forth therein, Tap Rock Resources, LLC a Delaware limited liability company, pursuant to which the Company agreed to purchase all of the issued and outstanding equity interests of Tap Rock AcquisitionCo, LLC, a Delaware limited liability company, Tap Rock Resources II, LLC, a Delaware limited liability company, and Tap Rock NM10 Holdings, LLC, a Delaware limited liability company (collectively, “Tap Rock”), from the Tap Rock I Sellers, the Tap Rock II Sellers and the NM10 Sellers, respectively.

On the Closing Date, the Company completed the transactions contemplated by the Tap Rock Acquisition Agreement (the “Tap Rock Acquisition”) for aggregate consideration of approximately $2.49 billion, which was comprised of (i) $1.50 billion in cash, subject to certain customary purchase price adjustments set forth in the Tap Rock Acquisition Agreement and (ii) 13,538,472 shares of common stock, par value $0.01 per share, of the Company valued at approximately $990.2 million, subject to certain customary anti-dilution and purchase price adjustments.

The Pro Forma Financial Statements of Civitas present the combination of the financial information and the pro forma effects with respect to the Hibernia Acquisition and the Tap Rock Acquisition (collectively, the “Acquisitions”), further details of which are included within the notes to the Pro Forma Financial Statements. The Pro Forma Financial Statements have been prepared from the respective historical consolidated financial statements of Civitas, Hibernia and Tap Rock adjusted to give effect to the Acquisitions and exclude historical financial data from the HE3-B historical financial statements. The unaudited pro forma condensed combined balance sheet (the “Pro Forma Balance Sheet”) combines the historical condensed consolidated balance sheets of Civitas, Hibernia and Tap Rock as of June 30, 2023, giving effect to the Acquisitions as if they had been consummated on June 30, 2023.

The unaudited pro forma condensed combined statements of operations (the “Pro Forma Statements of Operations”) for the six months ended June 30, 2023 and the year ended December 31, 2022, have been prepared to give effect to the Acquisitions as if they had been consummated on January 1, 2022. The Pro Forma Financial Statements contain certain reclassification adjustments to conform the historical Hibernia and Tap Rock financial statement presentation to Civitas’ financial statement presentation.

The Pro Forma Financial Statements are presented to reflect the Acquisitions and do not represent what Civitas’ results of operations would have been had the Acquisitions occurred on the date noted above, nor do they project the results of operations of the combined company following the effective dates. The Pro Forma Financial Statements are intended to provide information about the continuing impact of the Acquisitions as if they had been consummated earlier. The transaction accounting adjustments are based on information and certain estimates and assumptions that management believes are reasonable based on currently available information. In the opinion of management, all adjustments necessary to present fairly the Pro Forma Financial Statements have been made.

The Acquisitions have been accounted for using the acquisition method of accounting, with Civitas identified as the acquirer. The acquisition method of accounting requires fair values to be estimated and determined for the merger consideration, as well as the assets acquired and liabilities assumed by Civitas. As of the date of this filing, the determination of these fair value estimates is still preliminary as Civitas continues to complete the detailed valuation analysis to arrive at the required final estimates, which will be completed as soon as practicable, and will not extend beyond the one-year measurement period from the close of the Transactions provided under Accounting Standards Codification 805, Business Combinations (“ASC 805”). Any increases or decreases in the fair values of assets acquired and liabilities assumed upon completion of the final valuation analysis may be materially different from the information reflected in the Pro Forma Financial Statements herein. The Pro Forma Financial Statement should be read in conjunction with:

●	the audited consolidated financial statements contained in Civitas’ Annual Report on Form 10-K as of and for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 22, 2023;

●	the unaudited condensed consolidated financial statements contained in Civitas’ Quarterly Report on Form 10-Q as of and for the quarter ended June 30, 2023 filed with the Securities and Exchange Commission on February 22, 2023;

●	the audited consolidated financial statements of HE3 as of and for the year ended December 31, 2022, which are included elsewhere in this filing;

●	the unaudited consolidated financial statements and notes of HE3 as of and for the six months ended June 30, 2023, which are included elsewhere in this filing;

●	the audited consolidated financial statements of Tap Rock AcquisitionCo, LLC as of and for the year ended December 31, 2022, which are included elsewhere in this filing;

●	the unaudited consolidated financial statements of Tap Rock AcquisitionCo, LLC as of and for the six months ended June 30, 2023, which are included elsewhere in this filing;

●	the audited consolidated financial statements of Tap Rock Resources II, LLC as of and for the year ended December 31, 2022, which are included elsewhere in this filing; and

●	the unaudited consolidated financial statements and notes of Tap Rock Resources II, LLC as of and for the six months ended June 30, 2023, which are included elsewhere in this filing.

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2023

(in thousands)

	Historical					Pro Forma Combined
	Civitas Resources	Hibernia	Hibernia Reclass Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Resources (Excluding Tap Rock)

	(in thousands, except per share data)
ASSETS
Current assets:
Cash and cash equivalents	$2,702,897	$11,074	$-	$(1,626,708)	(a)(b)(c)	$1,087,263
Accounts receivable, net:
Oil and gas sales	201,248	-	49,052	-		250,300
Joint interest and other	100,664	-	54,029	-		154,693
Accounts receivable	-	103,082	(103,082)	-		-
Accounts receivable, trade	-	-	-	-		-
Accounts receivable, affiliates	-	-	-	-		-
Derivative assets	4,335	-	-	-		4,335
Prepaid income taxes	2,266	-	-	-		2,266
Deposits for acquisitions	352,500	-	-	(168,750)	(b)	183,750
Prepaid assets and other	-	389	(389)	-		-
Inventory	-	778	(778)	-		-
Prepaid expenses and other	49,297	-	1,168	3,127	(c)	53,592
Total current assets	3,413,207	115,323	-	(1,792,331)		1,736,199
Property and equipment (successful efforts method):	-	-	-	-		-
Proved properties	7,390,897	1,160,700	78,977	918,625	(d)	9,549,199
Less: accumulated depreciation, depletion, and amortization	(1,628,303)	(212,306)	(4,407)	216,713	(d)	(1,628,303)
Total proved properties, net	5,762,594	948,394	74,570	1,135,338		7,920,896
Proved oil and natural gas properties, net, full cost method	-	-	-	-		-
Unproved properties	578,508	29,484	-	85,216	(d)	693,208
Unevaluated oil and natural gas property	-	-	-	-		-
Wells in progress	316,119	-	-	-		316,119
Other property and equipment, at cost	-	80,961	(80,961)	-		-
Less: Accumulated depreciation	-	(5,683)	5,683	-		-
Other property and equipment, net	49,619	-	708	-		50,327
Total property and equipment, net	6,706,840	1,053,156	-	1,220,554		8,980,550
Long-term derivative assets	1,800	-	-	-		1,800
Debt issuance costs, net of accumulated amortization	-	1,414	(1,414)	-		-
Deposits	-	20	(20)	-		-
Right-of-use assets	41,572	3,561	-	-		45,133
Other noncurrent assets	7,567	-	1,434	11,356	(c)(e)	20,357
Total assets	$10,170,986	$1,173,474	$-	$(560,421)		$10,784,039

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (Continued)

As of June 30, 2023

(in thousands)

	Historical					Pro Forma Combined
	Civitas Resources	Hibernia	Hibernia Reclass Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Resources (Excluding Tap Rock)

	(in thousands, except per share data)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$240,555	$33,643	$83,932	$9,726	(e)(f)	$367,856
Accounts payable, affiliates	-	-	-	-		-
Production taxes payable	389,392	-	5,043	-		394,435
Oil and gas revenue distribution payable	522,308	-	78,941	-		601,249
Oil and gas royalties payable	-	78,941	(78,941)	-		-
Royalties payable	-	-	-	-		-
Interest payable	-	1,248	(1,248)	-		-
Derivative liability	21,438	-	-	-		21,438
Obligations from commodity derivatives, current	-	-	-	-		-
Asset retirement obligations	25,557	-	-	-		25,557
Accrued liabilities	-	87,727	(87,727)	-		-
Related party payable	-	-	-	-		-
Deferred revenue	-	-	-	-		-
Term loan, current portion	-	-	-	-		-
Lease liability	21,841	2,487	-	-		24,328
Other	-	-	-	-		-
Total current liabilities	1,221,091	204,046	-	9,726		1,434,863
Long-term liabilities:	-	-	-	-		-
Senior notes	3,048,511	-	-	-		3,048,511
Term loan, net	-	-	-	-		-
Long-term debt	-	310,000	(310,000)	-		-
Credit facility	-	-	310,000	90,000	(e)	400,000
Ad valorem taxes	153,371	-	-	-		153,371
Derivative liability	2,973	-	-	-		2,973
Obligations from commodity derivatives, long-term	-	-	-	-		-
Deferred income taxes (franchise)	-	4,601	(4,601)	-		-
Deferred income tax liabilities	409,593	-	4,601	(16,477)	(g)	397,717
Asset retirement obligations	268,366	9,229	-	-		277,595
Deferred Revenue	-	-	-	-		-
Lease liability	20,394	1,004	-	-		21,398
Total liabilities	5,124,299	528,880	-	83,248		5,736,427
Stockholders’ equity:	-	-	-	-		-
Preferred stock	-					-
Common stock	4,869					4,869
Members' equity	-	39,902	-	(39,902)	(h)	-
Net parent investment	-	-	-	-		-
Non-controlling interest	-	-	-	-		-
Capital contributions, net of management loan	-	-	-	-		-
Additional paid-in capital	3,957,513	-	-	-		3,957,513
Retained earnings	1,084,305	604,692	-	(603,768)	(f)(h)	1,085,229
Total stockholders’ equity	5,046,687	644,594	-	(643,670)		5,047,611
Total liabilities and stockholders’ equity	$10,170,986	$1,173,474	$-	$(560,421)		$10,784,039

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (Continued)

As of June 30, 2023

(in thousands)

	Civitas Resources Pro Forma (Excluding Tap Rock)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclass Adjustments (Note 2)	Tap Rock II Reclass Adjustments (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Resources Pro Forma Combined

	(in thousands, except per share data)
ASSETS
Current assets:
Cash and cash equivalents	$1,087,263	$6,682	$5,269	$-	$-	$(988,304)	(a)(b)(c)	$110,910
Accounts receivable, net:
Oil and gas sales	250,300	-	-	69,195	28,602	-		348,097
Joint interest and other	154,693	-	-	19,170	36,250	(1,114)	(d)	208,999
Accounts receivable	-	-	-	-	-	-		-
Accounts receivable, trade	-	88,365	64,852	(88,365)	(64,852)	-		-
Accounts receivable, affiliates	-	-	2,906	-	-	(2,906)	(e)	-
Derivative assets	4,335	-	13,321	-	-	(13,321)	(d)	4,335
Prepaid income taxes	2,266	-	-	-	-	-		2,266
Deposits for acquisitions	183,750	-	-	-	-	(183,750)	(b)	-
Prepaid assets and other	-	-	-	-	-	-		-
Inventory	-	-	-	-	-	-		-
Prepaid expenses and other	53,592	16,309	4,516	-	-	2,736	(c)	77,154
Total current assets	1,736,199	111,356	90,864	-	-	(1,186,658)		751,761
Property and equipment (successful efforts method):
Proved properties	9,549,199	-	-	1,554,726	790,020	(123,550)	(f)	11,770,394
Less: accumulated depreciation, depletion, and amortization	(1,628,303)	-	-	(430,765)	(157,009)	587,774	(f)	(1,628,303)
Total proved properties, net	7,920,896	-	-	1,123,961	633,011	464,224		10,142,091
Proved oil and natural gas property, net, full cost method	-	1,123,961	633,011	(1,123,961)	(633,011)	-		-
Unproved properties	693,208	-	-	15,246	146	405,108	(f)	1,113,708
Unevaluated oil and natural gas property	-	15,246	146	(15,246)	(146)	-		-
Wells in progress	316,119	-	-	-	-	-		316,119
Other property and equipment, at cost	-	-	-	-	-	-		-
Less: Accumulated depreciation	-	-	-	-	-	-		-
Other property and equipment, net	50,327	37,450	-	-	-	-		87,777
Total property and equipment, net	8,980,550	1,176,657	633,157	-	-	869,332		11,659,695
Long-term derivative assets	1,800	-	5,740	-	-	(5,740)	(d)	1,800
Debt issuance costs, net of accumulated amortization	-	-	-	-	-	-		-
Deposits	-	-	-	-	-	-		-
Right-of-use assets	45,133	1,125	-	-	-	-		46,258
Other noncurrent assets	20,357	-	1,426	-	-	11,174	(c)	32,957
Total assets	$10,784,039	$1,289,138	$731,187	$-	$-	$(311,892)		$12,492,471

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (Continued)

As of June 30, 2023

(in thousands)

	Civitas Resources Pro Forma (Excluding Tap Rock)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclass Adjustments (Note 2)	Tap Rock II Reclass Adjustments (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Resources Pro Forma Combined

	(in thousands, except per share data)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$367,856	$22,944	$13,929	$103,141	$106,163	$13,597	(d)(g)	$627,630
Accounts payable, affiliates	-	2,896	-	-	-	(2,896)	(e)	-
Production taxes payable	394,435	-	-	-	-	-		394,435
Oil and gas revenue distribution payable	601,249	-	-	39,545	20,941	-		661,735
Oil and gas royalties payable	-	-	-	-	-	-		-
Royalties payable	-	39,545	20,941	(39,545)	(20,941)	-		-
Interest payable	-	-	-	-	-	-		-
Derivative liability	21,438	3,448	-	-	-	(3,448)	(d)	21,438
Obligations from commodity derivatives, current	-	-	-	-	-	-		-
Asset retirement obligations	25,557	-	-	-	-	-		25,557
Accrued liabilities	-	103,141	103,419	(103,141)	(103,419)	-		-
Related party payable	-	-	-	-	-	-		-
Deferred revenue	-	4,501	-	-	-	-		4,501
Term loan, current portion	-	7,000	-	-	-	(7,000)	(h)	-
Lease liability	24,328	642	-	-	-	-		24,970
Other	-	-	2,744	-	(2,744)	-		-
Total current liabilities	1,434,863	184,117	141,033	-	-	253		1,760,266
Long-term liabilities:
Senior notes	3,048,511	-	-	-	-	-		3,048,511
Term loan, net	-	5,181	-	-	-	(5,181)	(h)	-
Long-term debt	-	-	-	-	-	-		-
Credit facility	400,000	-	215,000	-	-	135,000	(h)	750,000
Ad valorem taxes	153,371	-	-	-	-	-		153,371
Derivative liability	2,973	-	-	-	-	-		2,973
Obligations from commodity derivatives, long-term	-	-	-	-	-	-		-
Deferred income taxes (franchise)	-	-	-	-	-	-		-
Deferred income tax liabilities	397,717	-	-	-	-	9,255	(i)	406,971
Asset retirement obligations	277,595	6,387	1,596	-	-	-		285,578
Deferred revenue	-	46,140	-	-	-	-		46,140
Lease liability	21,398	483	-	-	-	-		21,881
Total liabilities	5,736,427	242,308	357,629	-	-	139,327		6,475,691
Stockholders’ equity:
Preferred stock	-	-	-	-	-	-		-
Common stock	4,869	-	-	-	-	135	(j)	5,004
Members' equity	-	-	-	-	-	-		-
Net parent investment	-	1,022,652	-	-	-	(1,022,652)	(k)	-
Non-controlling interest	-	24,178	-	-	-	(24,178)	(l)	-
Capital contributions, net of management loan	-	-	215,706	-	-	(215,706)	(k)	-
Additional paid-in capital	3,957,513	-	10,898	-	-	979,170	(j)	4,947,581
Retained earnings	1,085,229	-	146,954	-	-	(167,989)	(g)(k)	1,064,194
Total stockholders’ equity	5,047,611	1,046,830	373,558	-	-	(451,219)		6,016,780
Total liabilities and stockholders’ equity	$10,784,039	$1,289,138	$731,187	$-	$-	$(311,892)		$12,492,471

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023

(in thousands, except per share data)

	Historical					Pro Forma Combined
	Civitas Resources	Hibernia	Hibernia Reclass Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Resources (Excluding Tap Rock)

	(in thousands, except per share data)
Operating net revenues:
Oil and gas sales	$1,316,548	$-	$373,409	$-		$1,689,957
Oil	-	311,896	(311,896)	-		-
Natural gas	-	14,651	(14,651)	-		-
Natural gas liquids	-	46,862	(46,862)	-		-
Realized gain on commodity derivatives	-	22,910	(22,910)	-		-
Other	-	-	-	-		-
Operating expenses:	-	-	-	-		-
Lease operating expense	97,068	29,417	1,796	-		128,281
Midstream operating expense	23,380	-	-	-		23,380
Gathering, transportation, and processing	132,225	-	18,819	-		151,044
Production taxes, transportation, processing and gathering	-	-	-	-		-
Workover	-	1,796	(1,796)	-		-
Severance and ad valorem taxes	104,805	-	21,493	-		126,298
Production, ad valorem and severance tax	-	21,493	(21,493)	-		-
Production taxes	-	-	-	-		-
Revenue deductions	-	18,819	(18,819)	-		-
Exploration	1,117	-	-	-		1,117
Depreciation, depletion, and amortization	434,089	77,046	-	10,407	(i)	521,542
Unused commitments	754	-	-	-		754
Bad debt expense	583	-	-	-		583
Merger transaction costs	31,627	-	-	-		31,627
General and administrative expense	70,399	5,793	226	-		76,418
Equity compensation expense	-	226	(226)	-		-
Total operating expenses	896,047	154,590	-	10,407		1,061,044
Other income (expense):
Derivative gain	30,087	-	52,410	(52,410)	(j)	30,087
Interest expense	(16,202)	(15,427)	-	(67,232)	(k)	(98,861)
Gain (loss) on property transactions, net	(254)	9	-	199	(l)	(46)
Other income	17,068	72	-	-		17,140
Unrealized gain on commodity derivatives	-	29,500	(29,500)	-		-
Total other income (expense)	30,699	14,154	22,910	(119,443)		(51,680)
Income from operations before income taxes	451,200	255,883	-	(129,850)		577,233
Income tax expense	(109,452)	(1,729)	-	(25,998)	(g)	(137,179)
Net income	$341,748	$254,154	$-	$(155,849)		$440,053
Net income attributable to non-controlling interest	-	-	-	-		-
Net Income attributable to controlling interest	$341,748	$254,154	$-	$(155,849)		$440,053

Net income per common share:
Basic	$4.22					$5.43
Diluted	$4.18					$5.38
Weighted-average common shares outstanding:						-
Basic	81,052					81,052.00
Diluted	81,824					81,824.00

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Continued)

Six Months Ended June 30, 2023

(in thousands, except per share data)

	Civitas Resources Pro Forma (Excluding Tap Rock)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclass Adjustments (Note 2)	Tap Rock II Reclass Adjustments (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Resources Pro Forma Combined

	(in thousands, except per share data)
Operating net revenues:
Oil and gas sales	$1,689,957	$332,995	$144,021	$-	$-	$-		$2,166,973
Oil	-	-	-	-	-	-		-
Natural gas	-	-	-	-	-	-		-
Natural gas liquids	-	-	-	-	-	-		-
Realized gain on commodity derivatives	-	-	-	-	-	-		-
Other	-	576	-	(576)	-	-		-
Operating expenses:			-		-
Lease operating expense	128,281	58,882	37,724	-	-	-		224,887
Midstream operating expense	23,380	-	-	-	-	-		23,380
Gathering, transportation, and processing	151,044	8,462	-	-	1,870	-		161,376
Production taxes, transportation, processing and gathering	-	-	13,369	-	(13,369)	-		-
Workover	-	-	-	-	-	-		-
Severance and ad valorem taxes	126,298	-	-	26,891	11,499	-		164,688
Production, ad valorem and severance tax	-	-	-	-	-	-		-
Production taxes	-	26,891	-	(26,891)	-	-		-
Revenue deductions	-	-	-	-	-	-		-
Exploration	1,117	-	-	-	-	-		1,117
Depreciation, depletion, and amortization	521,542	79,301	56,825	-	-	44,839	(m)	702,507
Unused commitments	754	-	-	-	-	-		754
Bad debt expense	583	-	-	-	-	-		583
Merger transaction costs	31,627	-	-	-	-	-		31,627
General and administrative expense	76,418	15,163	14,130	-	-	-		105,711
Equity compensation expense	-	-	-	-	-	-		-
Total operating expenses	1,061,044	188,699	122,048	-	-	44,839		1,416,630
Other income (expense):	-	-	-	-	-	-		-
Derivative gain	30,087	35,292	25,482	-	-	(60,774)	(f)	30,087
Interest expense	(98,861)	(40,026)	(7,861)	-	-	(19,098)	(n)	(165,846)
Gain (loss) on property transactions, net	(46)	-	-	-	-	-		(46)
Other income	17,140	-	-	576	-	-		17,716
Unrealized gain on commodity derivatives	-	-	-	-	-	-		-
Total other income (expense)	(51,680)	(4,734)	17,621	576	-	(79,872)		(118,089)
Income from operations before income taxes	577,233	140,138	39,594	-	-	(124,710)		632,254
Income tax expense	(137,179)	-	-	-	-	(16,572)	(i)	(153,752)
Net income	$440,053	$140,138	$39,594	$-	$-	$(141,283)		$478,503
Net income attributable to non-controlling interest	-	7,264	-	-	-	(7,264)	(l)	-
Net Income attributable to controlling interest	$440,053	$132,874	$39,594	$-	$-	$(134,019)		$478,503

Net income per common share:
Basic	$5.43							$5.06
Diluted	$5.38							$5.02
Weighted-average common shares outstanding:	-
Basic	81,052							94,590
Diluted	81,824							95,362

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2022

(in thousands, except per share data)

	Historical					Pro Forma Combined
	Civitas Resources	Hibernia	Hibernia Reclass Adjustments (Note 2)	Hibernia Transaction Accounting Adjustments (Note 3)		Civitas Resources (Excluding Tap Rock)

	(in thousands, except per share data)
Operating net revenues:
Oil and gas sales	$3,791,398	$-	$647,983	$-		$4,439,381
Oil	-	509,874	(509,874)	-		-
Natural gas	-	58,746	(58,746)	-		-
Natural gas liquids	-	79,363	(79,363)	-		-
Realized loss on commodity derivatives	-	(111,712)	111,712	-		-
Other	-	-	-	-		-
Operating expenses:
Lease operating expense	169,986	32,576	3,018	-		205,580
Midstream operating expense	31,944	-	-	-		31,944
Gathering, transportation, and processing	287,474	-	22,980	-		310,454
Workover	-	3,018	(3,018)	-		-
Severance and ad valorem taxes	305,701	-	38,495	-		344,196
Production, ad valorem and severance tax	-	38,495	(38,495)	-		-
Production taxes	-	-	-	-		-
Revenue deductions	-	22,980	(22,980)	-		-
Exploration	6,981	-	-	-		6,981
Depreciation, depletion, and amortization	816,446	86,411	-	22,857	(i)	925,714
Abandonment and impairment of unproved properties	17,975	-	-	-		17,975
Unused commitments	3,641	-	-	-		3,641
Bad debt expense	(950)	-	-	-		(950)
Merger transaction costs	24,683	-	-	10,974	(f)	35,657
General and administrative expense	143,477	7,455	2,102	-		153,034
Equity compensation expense	-	2,102	(2,102)	-		-
Total operating expenses	1,807,358	193,037	-	33,830		2,034,225
Other income (expense):
Derivative loss	(335,160)	-	(82,623)	82,623	(j)	(335,160)
Interest expense	(32,199)	(11,255)	-	(154,062)	(k)	(197,516)
Gain on property transactions, net	15,880	20	-	(1,679)	(l)	14,221
Other income	21,217	37	-	-		21,254
Unrealized gain on commodity derivatives	-	29,089	(29,089)	-		-
Total other income (expense)	(330,262)	17,891	(111,712)	(73,118)		(497,201)
Income from operations before income taxes	1,653,778	361,125	-	(106,948)		1,907,955
Income tax expense	(405,698)	(3,012)	-	(44,716)	(g)	(453,426)
Net income	$1,248,080	$358,113	$-	$(151,664)		$1,454,529
Net income attributable to non-controlling interest	-	-	-	-		-
Net income attributable to controlling interest	$1,248,080	$358,113	$-	$(151,664)		$1,454,529

Net income per common share:
Basic	$14.68					$17.11
Diluted	$14.58					$16.99
Weighted-average common shares outstanding:
Basic	85,005					85,005
Diluted	85,604					85,604

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

CIVITAS RESOURCES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Continued)

Year Ended December 31, 2022

(in thousands, except per share data)

	Civitas Resources Pro Forma (Excluding Tap Rock)	Tap Rock AcquisitionCo Historical	Tap Rock II Historical	Tap Rock AcquisitionCo Reclass Adjustments (Note 2)	Tap Rock II Reclass (Note 2)	Tap Rock Transaction Accounting Adjustments (Note 4)		Civitas Resources Pro Forma Combined

	(in thousands, except per share data)
Operating net revenues:
Oil and gas sales	$4,439,381	$1,069,308	$322,702	$-	$-	$-		$5,831,391
Oil	-	-	-	-	-	-		-
Natural gas	-	-	-	-	-	-		-
Natural gas liquids	-	-	-	-	-	-		-
Realized loss on commodity derivatives	-	-	-	-	-	-		-
Other	-	2,051	15	(2,051)	(15)	-		-
Operating expenses:			-		-
Lease operating expense	205,580	138,410	60,326	-	-	-		404,316
Midstream operating expense	31,944	-	-	-	-	-		31,944
Gathering, transportation, and processing	310,454	20,859	3,916	-	-	-		335,229
Workover	-	-	-	-	-	-		-
Severance and ad valorem taxes	344,196	-	-	90,034	27,790	-		462,020
Production, ad valorem and severance tax	-	-	-	-	-	-		-
Production taxes	-	90,034	27,790	(90,034)	(27,790)	-		-
Revenue deductions	-	-	-	-	-	-		-
Exploration	6,981	-	-	-	-	-		6,981
Depreciation, depletion, and amortization	925,714	160,103	83,959	-	-	132,899	(k)	1,302,675
Abandonment and impairment of unproved properties	17,975	-	-	-	-	-		17,975
Unused commitments	3,641	-	-	-	-	-		3,641
Bad debt expense	(950)	-	-	-	-	-		(950)
Merger transaction costs	35,657	-	-	-	-	11,781	(e)	47,437
General and administrative expense	153,034	32,511	12,869	-	-	-		198,414
Equity compensation expense	-	-	-	-	-	-		-
Total operating expenses	2,034,225	441,917	188,860	-	-	144,680		2,809,682
Other income (expense):			-		-
Derivative loss	(335,160)	(125,580)	(28,610)	-	-	154,190	(d)	(335,160)
Interest expense	(197,516)	(23,759)	(3,977)	-	-	(106,234)	(n)	(331,486)
Gain on property transactions, net	14,221	-	-	-	-	-		14,221
Other income	21,254	-	-	2,051	15	-		23,320
Unrealized gain on commodity derivatives	-	-	-	-	-	-		-
Total other income (expense)	(497,201)	(149,339)	(32,587)	2,051	15	47,956		(629,104)
Income from operations before income taxes	1,907,955	480,103	101,270	-	-	(96,724)		2,392,604
Income tax expense	(453,426)	-	-	-	-	(128,408)	(g)	(581,834)
Net income	$1,454,529	$480,103	$101,270	$-	$-	$(225,132)		$1,810,771
Net income attributable to non-controlling interest	-	19,792	-	-	-	(19,792)	(j)	-
Net Income attributable to controlling interest	$1,454,529	$460,311	$101,270	$-	$-	$(205,340)		$1,810,771

Net income per common share:
Basic	$17.11							$18.38
Diluted	$16.99							$18.26
Weighted-average common shares outstanding:
Basic	85,005							98,543
Diluted	85,604							99,142

See accompanying “Notes to Unaudited Pro Forma Condensed Combined Financial Statements”

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The Civitas, Hibernia, and Tap Rock historical financial information has been derived from each respective company’s historical financial statements which have been filed by the Company with the Securities and Exchange Commission or included elsewhere in this filing, as applicable. Certain of Hibernia’s and Tap Rock’s historical amounts have been reclassified to conform to Civitas’ financial statement presentation, as discussed further in Note 2. The Pro Forma Financial Statements should be read in conjunction with each company’s historical financial statements and the notes thereto. The Pro Forma Balance Sheet gives effect to the Acquisitions as if they had been completed on June 30, 2023. The Pro Forma Statements of Operations for the six months ended June 30, 2023 and the year ended December 31, 2022 give effect to the Acquisitions as if they had been completed on January 1, 2022.

The Pro Forma Financial Statements do not purport to be indicative of the results of operations of the combined company that would have occurred if the Acquisitions had occurred on the date indicated, nor are they indicative of Civitas’ future results of operations. In addition, future results may differ significantly from those reflected in the Pro Forma Financial Statements. Further, the Pro Forma Financial Statements exclude historical financial data from HE3-B’s historical financial statements.

NOTE 2 - RECLASSIFICATION ADJUSTMENTS

The Pro Forma Financial Statements have been adjusted as follows to reflect reclassifications of Hibernia’s and Tap Rock’s historical financial statements to conform to Civitas’ financial statement presentation.

(a)	Hibernia Reclassification Adjustments

Pro Forma Condensed Combined Balance Sheet as of June 30, 2023

●	Reclassification of approximately $49.1 million from Accounts receivable to Accounts receivable, net – Oil and gas sales;

●	Reclassification of approximately $54.0 million from Accounts receivable to Accounts receivable, net – Joint interest and other;

●	Reclassification of approximately $0.4 million from Prepaid assets and other and approximately $0.8 million from Inventory to Prepaid expenses and other;

●	Reclassification of approximately $2.0 million from Other property and equipment, at cost and approximately $1.3 million from Accumulated depreciation to Other property and equipment, net of accumulated depreciation;

●	Reclassification of approximately $79.0 from Other property and equipment, at cost and approximately $4.4 million of Accumulated depreciation to Proved properties and Accumulated depreciation, depletion, and amortization;

●	Reclassification of approximately $1.4 million from Debt issuance costs, net of accumulated amortization and approximately $0.02 million from Deposits to Other noncurrent assets;

●	Reclassification of approximately $78.9 million from Oil and gas royalties payable to Oil and gas revenue distribution payable;

●	Reclassification of approximately $1.2 million from Interest payable and approximately $87.7 million from Accrued liabilities to Accounts payable and accrued expenses;

●	Reclassification of approximately $5.0 million from Accrued liabilities to Production taxes payable;

●	Reclassification of approximately $310.0 million from Long-term debt to Credit facility; and

●	Reclassification of approximately $4.6 million from Deferred income taxes (franchise) to Deferred income tax liabilities.

Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2023

●	Reclassification of approximately $311.9 million from Revenues – Oil, approximately $14.7 million from Revenues – Natural gas, and approximately $46.9 million from Revenues – Natural gas liquids to Oil and gas sales;

●	Reclassification of approximately $29.5 million from Unrealized gain on commodity derivatives and approximately $22.9 million from Revenues – Realized gain on commodity derivatives to Derivative gain;

●	Reclassification of approximately $1.8 million from Workover to Lease operating expense;

●	Reclassification of approximately $21.5 million from Production, ad valorem and severance tax to Severance and ad valorem taxes;

●	Reclassification of approximately $18.8 million from Revenue deductions to Gathering, transportation, and processing; and

●	Reclassification of approximately $0.2 million from Equity compensation expense to General and administrative expense.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022

●	Reclassification of approximately $509.9 million from Revenues – Oil, approximately $58.7 million from Revenues – Natural gas and approximately $79.4 million from Revenues – Natural gas liquids to Oil and gas sales;

●	Reclassification of approximately $29.1 million from Unrealized gain on commodity derivatives and approximately $111.7 million Revenues – Realized loss on commodity derivatives to Derivative loss;

●	Reclassification of approximately $3.0 million from Workover to Lease operating expense;

●	Reclassification of approximately $38.5 million from Production, ad valorem and severance tax to Severance and ad valorem taxes;

●	Reclassification of approximately $23.0 million from Revenue deductions to Gathering, transportation, and processing; and

●	Reclassification of approximately $2.1 million from Equity compensation expense to General and administrative expense.

(b)	Tap Rock AcquisitionCo Reclassification Adjustments

Pro Forma Condensed Combined Balance Sheet as of June 30, 2023

●	Reclassification of approximately $69.2 million from Accounts receivable, trade to Accounts receivable – Oil and gas sales;

●	Reclassification of approximately $19.2 million from Accounts receivable, trade to Accounts receivable – Joint interest and other;

●	Reclassification of approximately $1.6 billion from Proved oil and natural gas property, net, full cost method to Proved properties;

●	Reclassification of approximately $430.8 million from Proved oil and natural gas property, net, full cost method to accumulated depreciation, depletion, and amortization;

●	Reclassification of approximately $15.2 million from Unevaluated oil and natural gas property to Unproved properties;

●	Reclassification of approximately $103.1 million from Accrued liabilities to Accounts payable and accrued expenses; and

●	Reclassification of approximately $39.5 million from Royalties payable to Oil and gas revenue distribution payable.

Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2023

●	Reclassification of approximately $0.6 million from Revenues – Other to Other Income; and

●	Reclassification of approximately $26.9 million from Production taxes to Severance and ad valorem taxes.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022

●	Reclassification of approximately $2.1 million from Revenues – Other to Other Income; and

●	Reclassification of approximately $90.0 million from Production taxes to Severance and ad valorem taxes.

(c)	Tap Rock Resources II, LLC Reclassification Adjustments

Pro Forma Condensed Combined Balance Sheet as of June 30, 2023

●	Reclassification of approximately $28.6 million from Accounts receivable, trade to Accounts receivable – Oil and gas sales;

●	Reclassification of approximately $36.3 million from Accounts receivable, trade to Accounts receivable – Joint interest and other;

●	Reclassification of approximately $790.0 million from Proved oil and natural gas property, net, full cost method to Proved properties;

●	Reclassification of approximately $157.0 million from Proved oil and natural gas property, net, full cost method to accumulated depreciation, depletion, and amortization;

●	Reclassification of approximately $0.1 million from Unevaluated oil and natural gas property to Unproved properties;

●	Reclassification of approximately $20.9 million from Royalties payable to Oil and gas revenue distribution payable; and

●	Reclassification of approximately $103.4 million from Accrued liabilities and approximately $2.7 million from Current liabilities - Other to Accounts payable and accrued expenses.

Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2023

●	Reclassification of approximately $1.9 million from Production taxes, transportation, processing, and gathering to Gathering, transportation, and processing; and

●	Reclassification of approximately $11.5 million from Production taxes, transportation, processing, and gathering to Severance and ad valorem taxes.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022

●	Reclassification of approximately $0.02 million from Revenues – Other to Other Income; and

●	Reclassification of approximately $27.8 million from Production taxes to Severance and ad valorem taxes.

NOTE 3 – HIBERNIA PRELIMINARY ACQUISITION ACCOUNTING AND PRO FORMA ADJUSTMENTS

Civitas has determined it is the accounting acquirer for the Hibernia Acquisition which will be accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Hibernia Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of June 30, 2023, using currently available information. Due to the fact that the Pro Forma Financial Statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on Civitas’ financial position and results of operations are subject to modification as additional information becomes available and additional analyses are performed.

The final purchase price allocation and the resulting effect on Civitas’ results of operations may differ significantly from the pro forma amounts included herein, which are based on preliminary estimates and assumptions. Civitas expects to finalize the purchase price allocation as soon as practicable subsequent to the Closing Date, which will not extend beyond the one-year measurement period provided under ASC 805.

The preliminary purchase price allocation is subject to change due to several factors, including, but not limited to:

●	changes in the estimated fair value of Hibernia’s identifiable assets acquired and liabilities assumed as of the Closing Date; and

●	the tax bases of Hibernia’s identifiable assets and liabilities as of the Closing Date.

The following tables present the merger consideration and preliminary purchase price allocation of the assets acquired and the liabilities assumed in the Hibernia Acquisition:

Preliminary Merger Consideration (in thousands )
Merger consideration paid in cash	$400,000
Draw on revolving credit facility	350,000
Aggregate principal amount of 8.375% senior notes due 2028	750,000
Aggregate principal amount of 8.75% senior notes due 2031	750,000
Adjustment to purchase price	(70,439)
Total merger consideration	$2,179,561

Preliminary Purchase Price Allocation
(in thousands)
Assets Acquired
Cash and cash equivalents	$11,074
Oil and gas sales	49,052
Joint interest and other	54,029
Prepaid expenses and other	1,168
Proved properties, net	2,158,302
Unproved properties	114,700
Other property and equipment, net	708
Right-of-use assets	3,561
Other noncurrent assets	20
Total assets acquired	$2,392,614

Liabilities Assumed
Accounts payable and accrued expenses	$116,327
Production taxes payable	5,043
Oil and gas revenue distribution payable	78,941
Lease liability	2,487
Deferred income tax liabilities	22
Asset retirement obligations	9,229
Lease liability	1,004
Total liabilities assumed	$213,053
Net assets acquired	$2,179,561

The purchase price allocation is preliminary, and Civitas is continuing to assess the fair values of certain of Hibernia’s assets acquired and liabilities assumed. In particular, assets and liabilities subject to potential adjustment in amounts that could be material to the Pro Forma Financial Statements include oil and gas properties of approximately $2.3 billion. Civitas expects that the fair value of the acquired oil and gas properties will range from approximately $2.2 billion to approximately $2.3 billion.

Hibernia Acquisition Accounting Adjustments

The Pro Forma Financial Statements have been adjusted to give effect to the Hibernia Acquisition as follows:

(a)	Reflect the pro forma change in cash and cash equivalents as follows (in thousands):

Hibernia Transaction consideration payment in cash	$(2,081,250)
Adjustment to purchase price	70,439
Draw on the Civitas Credit Facility	400,000
Payment of issuance costs for the Civitas Revolving Credit Facility	(15,897)
Pro forma change in cash and cash equivalents	$(1,626,708)

(b)	Reflect the application of the Hibernia cash deposit towards the aggregate cash consideration.

(c)	Reflect the increase to debt issuance costs of approximately $15.9 million of which approximately $3.1 million is included within Prepaid expenses and other and $12.8 million within Other noncurrent assets related to the $350 million draw under the Civitas Credit Facility.

(d)	Reflect the adjustment to recognize the preliminary estimated fair value of Proved and Unproved properties.

(e)	Reflect the adjustment to remove liabilities not assumed which include:

●	the decrease to long-term debt of $310.0 million within Credit Facility related to the Hibernia Credit Facility which will not convey with the Hibernia Acquisition.

●	the elimination of the historical debt issuance costs of $1.4 million within Other noncurrent assets related to the Hibernia Credit Facility; and

●	the elimination of interest payable of $1.2 million within Accounts payable and accrued expenses related to the Hibernia Credit Facility.

(f)	Reflect the accrual of non-recurring costs of approximately $11.0 million related to the Hibernia Acquisition including, among others, fees paid for financial advisors, legal services, and professional accounting services. These costs are not reflected in the historical June 30, 2023 consolidated balance sheets of Civitas and Hibernia, but are reflected in the Pro Forma Condensed Combined Balance Sheet as of June 30, 2023 as an increase to Accounts payable and accrued expenses, and a decrease to Retained earnings, with a corresponding increase to Merger transaction costs in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022 as these are nonrecurring in nature.

(g)	Reflect the pro forma tax adjustments based upon a statutory federal and blended state tax rate of 23.77% for the six months ended June 30, 2023 and the year ended December 31, 2022. The adjustments include:

●	the decrease to deferred tax liabilities as a result of the Hibernia Acquisition, primarily related to a decrease in the overall blended tax rate of Civitas due to the change in state tax footprint; and

●	the income tax expense effect of the Hibernia Acquisition accounting adjustments.

(h)	Reflect the elimination of Hibernia’s historical equity balances in accordance with the acquisition method of accounting.

(i)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(j)	Reflect the adjustment to remove the effect of derivatives not assumed with the Hibernia Acquisition.

(k)	Reflect the following pro forma adjustments related to Interest expense for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively:

●	an increase to Interest expense of approximately $14.4 million and approximately $28.9 million, respectively related to the draw on the Civitas Credit Facility;

●	an increase to Interest expense of approximately $64.2 million and approximately $128.4 million, respectively related to the issuance of $1.5 billion in Acquisition Senior Notes;

●	an increase to Interest expense of approximately $1.5 million and approximately $3.0 million, respectively related to the amortization of the debt discount associated with the Acquisition Senior Notes;

●	an increase to Interest expense of approximately $2.5 million and approximately $5.0 million, respectively related to the amortization of debt issuance costs associated with the Acquisition Senior Notes and borrowings on the Civitas Credit Facility;

●	a decrease to Interest Expense of approximately $15.4 million and approximately $11.3 million related to the elimination of historical interest expense on the Hibernia Credit Facility; and

●	a one-eighth percent increase or decrease in the interest rate would have changed interest expense related to the Civitas Credit Facility by $0.3 million and $0.5 million respectively.

(l)	Reflect the pro forma adjustments to Gain on property transactions, net to reclassify certain amounts previously capitalized by Hibernia under the full cost method of accounting in order to conform to the presentation to the successful efforts method of accounting used by Civitas for oil and gas properties.

NOTE 4 – TAP ROCK PRELIMINARY ACQUISITION ACCOUNTING AND PRO FORMA ADJUSTMENTS

Civitas has determined it is the accounting acquirer for the Tap Rock Acquisition which will be accounted for under the acquisition method of accounting for business combinations in accordance with ASC 805. The allocation of the preliminary purchase price with respect to the Tap Rock Acquisition is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of June 30, 2023, using currently available information. Due to the fact that the Pro Forma Financial Statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on Civitas’ financial position and results of operations are subject to modification as additional information becomes available and additional analyses are performed.

The final purchase price allocation and the resulting effect on Civitas’ results of operations may differ significantly from the pro forma amounts included herein, which are based on preliminary estimates and assumptions. Civitas expects to finalize the purchase price allocation as soon as practicable subsequent to the Closing Date, which will not extend beyond the one-year measurement period provided under ASC 805.

The preliminary purchase price allocation is subject to change due to several factors, including, but not limited to:

●	changes in the estimated fair value of Tap Rock’s identifiable assets acquired and liabilities assumed as of the Closing Date; and

●	the tax bases of Tap Rock’s identifiable assets and liabilities as of the Closing Date.

The following tables present the merger consideration and preliminary purchase price allocation of the assets acquired and the liabilities assumed in the Tap Rock Acquisition:

Preliminary Merger Consideration (in thousands except per share amount)
Merger consideration paid in shares of Civitas Resources common stock	$990,204
Draw on revolving credit facility	300,000
Aggregate principal amount of 8.375% senior notes due 2028	600,000
Aggregate principal amount of 8.75% senior notes due 2031	600,000
Adjustment to purchase price	8,143
Total merger consideration	$2,498,347

Preliminary Purchase Price Allocation
(in thousands)
Assets Acquired
Cash and cash equivalents	$11,951
Oil and gas sales	97,797
Joint interest and other	54,306
Prepaid expenses and other	20,825
Proved properties	2,221,196
Unproved properties	420,500
Other property and equipment, net	37,450
Right-of-use assets	1,125
Other noncurrent assets	1,426
Total assets acquired	$2,866,576

Liabilities Assumed
Accounts payable and accrued expenses	247,994
Oil and gas revenue distribution payable	60,486
Deferred revenue	4,501
Lease liability	642
Asset retirement obligations	7,983
Deferred revenue	46,140
Lease liability	483
Deferred income tax liabilities	-
Total liabilities assumed	$368,229
Net assets acquired	$2,498,347

The purchase price allocation is preliminary, and Civitas is continuing to assess the fair values of certain of Tap Rock’s assets acquired and liabilities assumed. In particular, assets and liabilities subject to potential adjustment in amounts that could be material to the Pro Forma Financial Statements include oil and gas properties of approximately $2.6 billion. Civitas expects that the fair value of the acquired oil and gas properties will range from approximately $2.5 billion to approximately $2.7 billion.

Tap Rock Acquisition Accounting Adjustments

The Pro Forma Financial Statements have been adjusted to give effect to the Tap Rock Acquisition as follows:

(a)	Reflect the pro forma change in cash and cash equivalents as follows (in thousands):

Tap Rock Transaction consideration payment	$(1,316,250)
Adjustment to purchase price	(8,143)
Draw on the Civitas Credit Facility	350,000
Payment of issuance costs for the Civitas Revolving Credit Facility	(13,910)
Pro forma change in cash and cash equivalents	$(988,304)

(b)	Reflect the application of the Tap Rock cash deposit towards the aggregate cash consideration.

(c)	Reflect the increase to debt issuance costs of approximately $13.9 million of which approximately $2.7 million is included within Prepaid expenses and other and $11.2 million within Other noncurrent assets related to the draw under the Civitas Credit Facility.

(d)	Reflect the adjustment to remove the effect of derivatives not assumed with the Tap Rock Acquisition.

(e)	Reflect the adjustment to eliminate intercompany balances between Tap Rock AcquisitionCo, LLC and Tap Rock Resources II, LLC.

(f)	Reflect the adjustment to recognize the preliminary estimated fair value of Proved and Unproved properties.

(g)	Reflect the accrual of non-recurring costs of approximately $11.8 million related to the Tap Rock Acquisition including, among others, fees paid for financial advisors, legal services, and professional accounting services. These costs are not reflected in the historical June 30, 2023 consolidated balance sheets of Civitas and Tap Rock, but are reflected in the Pro Forma Condensed Combined Balance Sheet as of June 30, 2023 as an increase to Accounts payable and accrued expenses, and a decrease to Retained earnings, with a corresponding increase to Merger transaction costs in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022 as these are nonrecurring in nature.

(h)	Reflect the adjustment to remove liabilities not assumed which include:

●	the decrease to Term loan, current portion of $7.0 million and Term loan, net of $5.2 million related to the Tap Rock Term Loan that will not convey with the Tap Rock Acquisition; and

●	the decrease to long-term debt of $215.0 million within Credit Facility related to the Tap Rock Credit Facility which will not convey with the Tap Rock Acquisition.

(i)	Reflect the pro forma tax adjustments based upon a statutory federal and blended state tax rate of 24.32% for the six months ended June 30, 2023 and the year ended December 31, 2022. The adjustments include:

●	the increase to deferred tax liabilities as a result of the Tap Rock Acquisition, primarily related to an increase in the overall blended tax rate of Civitas due to the change in state tax footprint; and

●	the income tax expense effect of the Tap Rock Acquisition accounting adjustments.

(j)	Reflect the adjustment resulting from the issuance of shares of Civitas Common Stock to Tap Rock investors to effect the Tap Rock Acquisition.

(k)	Reflect the elimination of Tap Rock’s historical equity balances in accordance with the acquisition method of accounting.

(l)	Reflect the elimination of the non-controlling interests as Civitas acquired 100% of Tap Rock.

(m)	Reflect the pro forma adjustments to Depreciation, depletion, and amortization to calculate depletion expense based on the preliminary fair value of the proved properties acquired in accordance with the successful efforts method of accounting.

(n)	Reflect the following pro forma adjustments related to Interest expense for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively:

●	an increase to Interest expense of approximately $12.5 million and approximately $25.1 million, respectively related to the draw on the Civitas Credit Facility;

●	an increase to Interest expense of approximately $51.4 million and approximately $102.8 million, respectively related to the issuance of $1.2 billion in Acquisition Senior Notes;

●	an increase to Interest expense of approximately $1.2 million and approximately $2.4 million, respectively related to the amortization of the debt discount associated with the Acquisition Senior Notes;

●	an increase to Interest expense of approximately $1.8 million and approximately $3.7 million, respectively related to the amortization of debt issuance costs associated with the Acquisition Senior Notes and borrowings on the Civitas Credit Facility;

●	a decrease to Interest expense of approximately $47.9 million and approximately $27.7 million, respectively related to elimination of historical interest expense on the Tap Rock Term Loan and Credit Facility and

●	a one-eighth percent increase or decrease in the interest rate would have changed interest expense related to the Civitas Credit Facility by $0.2 million and $0.4 million respectively.

NOTE 5 – SUPPLEMENTAL PRO FORMA OIL AND GAS RESERVES INFORMATION

The following tables present the estimated pro forma combined net proved developed and undeveloped oil and gas reserves information as of December 31, 2022, along with a summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2022.

The following estimated pro forma combined oil and gas reserves information is not necessarily indicative of the results that might have occurred had the Transactions been completed on January 1, 2022 and is not intended to be a projection of future results.

	Oil (MBbl)
	Civitas	Hibernia	Tap Rock	Civitas Resources Pro Forma Combined
Balance-December 31, 2021	143,579	60,372	63,279	267,229
Extensions, discoveries, and other additions	12,408	25,601	13,315	51,324
Production	(27,651)	(5,192)	(11,475)	(44,318)
Sales of minerals in place	-	(501)	(197)	(697)
Removed from capital program	(105)	-	-	(105)
Purchases of minerals in place	17,479	4,131	8,888	30,498
Revisions to previous estimates	6,892	(10,530)	(3,516)	(7,154)
Balance-December 31, 2022	152,602	73,881	70,294	296,778

Proved developed reserves:
December 31, 2021	104,078	20,385	40,042	164,505
December 31, 2022	117,768	33,651	50,765	202,185

Proved undeveloped reserves:
December 31, 2021	39,501	39,986	23,236	102,724
December 31, 2022	34,834	40,230	19,529	94,593

	Natural Gas (MMcf)
	Civitas	Hibernia	Tap Rock	Civitas Resources Pro Forma Combined
Balance-December 31, 2021	888,499	213,891	156,670	1,259,060
Extensions, discoveries, and other additions	51,358	99,309	42,265	192,932
Production	(112,478)	(10,700)	(34,219)	(157,397)
Sales of minerals in place	-	(5,835)	(489)	(6,324)
Removed from capital program	(459)	-	-	(459)
Purchases of minerals in place	31,872	34,900	22,419	89,191
Revisions to previous estimates	8,708	10,829	(6,007)	13,529
Balance-December 31, 2022	867,500	342,394	180,638	1,390,532

Proved developed reserves:
December 31, 2021	748,762	88,702	81,206	918,670
December 31, 2022	750,793	172,307	136,944	1,060,044

Proved undeveloped reserves:
December 31, 2021	139,737	125,189	75,464	340,390
December 31, 2022	116,707	170,088	43,694	330,488

	NGLs (MBbl)
	Civitas	Hibernia	Tap Rock	Civitas Resources Pro Forma Combined
Balance-December 31, 2021	106,028	46,426	26,147	178,602
Extensions, discoveries, and other additions	6,936	20,152	6,560	33,648
Production	(15,666)	(2,245)	(3,308)	(21,220)
Sales of minerals in place	-	(1,059)	(85)	(1,143)
Removed from capital program	(46)	-	-	(46)
Purchases of minerals in place	4,478	6,926	4,802	16,206
Revisions to previous estimates	17,104	(2,974)	(5,414)	8,716
Balance-December 31, 2022	118,834	67,227	28,702	214,763

Proved developed reserves:
December 31, 2021	88,967	18,732	14,348	122,046
December 31, 2022	102,004	33,473	22,115	157,592

Proved undeveloped reserves:
December 31, 2021	17,061	27,695	11,799	56,555
December 31, 2022	16,830	33,754	6,587	57,171

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserve Quantities

The following tables present the estimated pro forma discounted future net cash flows at December 31, 2022. The pro forma standardized measure information set forth below gives effect to the Transactions as if the Transactions had been completed on January 1, 2022. With respect to the disclosures below for Civitas, the amounts were determined by referencing the “Standardized Measure of Discounted Future Net Cash Flows” reported in Civitas’ Annual Report on Form 10-K for the year ended December 31, 2022. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the Annual Report on Form 10-K. With respect to the disclosures below for Hibernia and Tap Rock, the amounts were determined by referencing the “Unaudited Supplemental Oil and Gas Disclosures” reported in their respective annual financial statements for the year ended December 31, 2022, included elsewhere in this filing. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2022. Therefore, the following estimated pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Transactions been completed on January 1, 2022 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected herein.

Discounted Future Net Cash Flows

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2022 are as follows:

	For the Year Ended December 31, 2022
	Civitas	Hibernia	Tap Rock	Civitas Resources Pro Forma Combined
Future cash flows	$23,225,188	$10,729,509	$8,937,950	$42,892,647
Future production costs	(6,490,522)	(1,962,712)	(3,176,506)	(11,629,740)
Future development costs	(1,337,494)	(974,037)	(479,302)	(2,790,833)
Future income tax expense	(2,870,178)	(56,330)	(3,646)	(2,930,154)
Future net cash flows	12,526,994	7,736,429	5,278,496	25,541,919
10% annual discount for estimated timing of cash flows	(4,599,504)	(3,759,906)	(2,122,079)	(10,481,489)
Standardized measure of discounted future net cash flows	$7,927,490	$3,976,523	$3,156,417	$15,060,430

The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves areas follows (in thousands):

	For the Year Ended December 31, 2022
	Civitas	Hibernia	Tap Rock	Civitas Resources Pro Forma Combined
Beginning of period	$4,412,104	$1,812,275	$1,927,812	$8,152,191
Sale of oil and gas produced, net of production costs	(2,980,527)	(525,438)	(1,026,217)	(4,532,182)
Net changes in prices and production costs	5,016,678	883,321	1,185,485	7,085,484
Net changes in extensions, discoveries, and other additions	638,537	1,358,437	579,008	2,575,982
Development costs incurred	411,138	130,529	90,200	631,867
Changes in estimated development cost	(87,466)	(67,863)	18,236	(137,093)
Purchases of minerals in place	627,833	267,980	315,890	1,211,703
Sales of minerals in place	-	(21,561)	(3,998)	(25,559)
Revisions of previous quantity estimates	619,800	(113,124)	(185,658)	321,018
Net change in income taxes	(991,734)	(15,257)	-	(1,006,991)
Accretion of discount	532,716	182,659	192,781	908,156
Changes in production rates and other	(271,589)	84,564	64,907	(122,118)
End of period	$7,927,490	$3,976,523	$3,158,446	$15,062,459